Exhibit 32.3

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with the Quarterly Report of Mobile Storage Group, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2007 (the “Report”), I, Douglas Waugaman, President and Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 17, 2007

/s/ Douglas Waugaman
President and Chief Executive Officer